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                                                                   EXHIBIT 10.1



This Plan, as presently in effect as of May 22, 1987 includes Amendment No. 1 dated November 9, 1983, Amendment No. 2 dated February 11, 1985, Amendment No. 3 dated May 22, 1987 and reflects the 3:1 stock split voted March 8, 1985.

                         MERCURY COMPUTER SYSTEMS, INC.
                             1982 STOCK OPTION PLAN

         1.       PURPOSE OF THE PLAN.

                  This stock option plan (the "Plan") is intended to encourage ownership of the stock of Mercury Computer Systems, Inc., a Massachusetts corporation (the "Company") by key employees of the Company, to induce highly qualified personnel to enter and remain in the employ of the Company, and to provide additional incentive for participants to promote the success of the Company's business.

         2.       STOCK SUBJECT TO THE PLAN.

                  The total number of shares of the common stock of the Company ($.01 par value) for which options may be granted under the Plan shall not exceed 1,200,000 shares, subject to adjustment in accordance with Section 10 hereof. Such shares may in whole or in part, as the Board of Directors of the Company (the "Board") shall from time to time determine, be issued shares which shall have been reacquired by the Company or authorized but unissued shares, whether now or hereafter authorized.

         If any unexercised options granted under this Plan lapse or terminate for any reason, the shares covered thereby may again be optioned hereunder, and such lapsed or unexercised options shall not be considered in computing the total number of shares optioned.

         3.       ADMINISTRATION OF THE PLAN.



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                  The Plan shall be administered by the Board or, if the Board so determines, by a committee of the Board, consisting of three or more members appointed by the Board. Such committee, if established, shall be known as the "Stock Option Committee". For purposes of this Plan the term "Committee" shall mean either the Board or the Stock Option Committee.

         4.       PARTICIPANTS IN THE PLAN.

                  Each participant in the Plan must be a regular salaried employee of the Company (or one of its subsidiaries (herein called "subsidiaries"), if any, as defined in Section 425 of the Internal Revenue Code of 1954 as now in force or hereafter amended, including any applicable successor provisions to said Section 425, and the Treasury Regulations promulgated thereunder (the "Code" and "Regulations")). The Committee may designate as participants in the Plan persons who are now or may be hereafter employed by the Company or its subsidiaries in key positions. In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall consider the position and responsibilities of the employee being considered, the nature and value to the Company or its subsidiaries of his service and accomplishments, his present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant. No Director who is not otherwise an employee of the Company shall be eligible to participate in the Plan.

         5.       GRANT OF OPTION; OPTION AGREEMENT.

                  The Committee may from time to time grant options to eligible employees, which options may be nonqualified options or incentive stock options (within the meaning of Section 422A of the Code). Each option shall be evidenced by an option agreement (the

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"Agreement") duly executed on behalf of the Company and by the participant to whom such option is granted, which Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee, including with respect to any restrictions to be imposed on the shares acquired by a participant upon the exercise of an option granted to him. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective, until such an Agreement shall have been duly executed on behalf of the Company and the participant. More than one option may be granted to an individual. However, in no event shall an incentive stock option be granted to an individual who, at the time such option is granted, owns (as defined in Section 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its parent or any subsidiary corporation) unless at the time the option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of Mercury Computer Systems, Inc., its parent or any of its subsidiaries) shall not exceed $100,000.

         6.       OPTION EXERCISE PRICE.

                  The exercise price or prices of options granted under this Plan shall be determined by the Committee at the time of the granting of an option, but, in the case of an


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incentive stock option, shall in no event be lest than the fair market value of the shares of the common stock of the Company covered by the option at the time the option is granted, and in no event less than the par value thereof. If the Company's common stock is at any time actively traded in an established over-the-counter market, the fair market value of such common stock shall be the mean between the bid and asked prices quoted in such over-the-counter market at the close on the date nearest preceding the date of grant. If such common stock is listed on any national exchange, the mean between the high and low sale prices quoted on such exchange on the trading day nearest preceding the date of the granting of the option may be taken as such fair market value. Notwithstanding the foregoing, if such methods of determining fair market value shall not be consistent with the Regulations at the time applicable to incentive stock options, fair market value shall be determined in accordance with the Regulations.

         7.       TIME AND MANNER OF EXERCISE OF OPTION.

                  (a) Except as otherwise determined from time to time by the Committee and subject to the provisions of section 7(b), options granted under the Plan shall be exercisable as follows:

                           (i) During the first twelve (12) months from the date the option was granted, the option may not be exercised as to any of the shares covered thereby;

                           (ii) After twelve (12) months from the date on which the option was granted, the option may be exercised as to twenty percent (20%) of the shares covered thereby;


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                           (iii)    After twenty-four (24) months from the date
                  on which the option was granted, the option may be exercised as to forty percent (40%) of the shares covered thereby;

                           (iv) After thirty-six (36) months from the date on which the option was granted, the option may be exercised as to sixty percent (60%) of the shares covered thereby;

                           (v) After forty-eight (48) months from the date on which the option was granted, the option may be exercised as to eighty percent (80%) of the shares covered thereby;

                           (vi) After sixty (60) months from the date on which the option was granted, the option may be exercised as to all of the shares covered thereby; and

                           (vii) No option may be exercised after ten (10) years from the date on which the option was granted.

                  (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the common stock of the Company already owned by the person or persons exercising the option, valued at fair market value determined in accordance with the provisions of Section 6; provided, however, that there shall be no such exercise at any one time as to fewer than ten (10) shares or all of the remaining shares then purchasable by the person or


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persons exercising the option, if fewer than ten (10) shares. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after fifteen (15) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         8.       TERM OF OPTIONS.

                  (a) Each option shall expire not more than ten (10) years from the date of granting thereof, but shall be subject to earlier termination as herein provided.

                  (b) An option granted to any participant who ceases to be a regular salaried employee of the Company or one of its subsidiaries may be exercised, to the extent then exercisable under the provisions of section 7(a), within ten (10) days after the date on which such participant ceased to be an employee, or if the Board consents, within three (3) months after the date on which such participant ceased to be an employee, unless such termination of employment (i) was by the Company for cause or by the participant in breach of an employment contract, in either of which cases such option shall terminate on the date on which such participant ceased to be an employee or (ii) was because the participant has become disabled within the meaning of Section 105(d)(4) of the Code. In the case of a disabled participant, such option may be exercised to the extent then exercisable within twelve (12) months after the date on which such participant ceased to be an employee.

                  (c) In the event of the death of any participant, the option granted to such participant may be exercised to the extent then exercisable by the estate of such participant, or


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by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such participant. Such option must be exercised within twelve (12) months after the date of death of such participant, but in any event prior to its expiration.

         9.       OPTIONS NOT TRANSFERABLE.

                  The right of any participant to exercise any option granted to him shall not be assignable or transferable by such participant otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such participant only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the participant to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

         10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  In the event that the outstanding shares of the common stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the


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proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an option or a grant of additional benefits to a participant.

                  If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance of stock options or the assumption of outstanding stock options in a transaction to which Section 425(a) of the Code applies then, notwithstanding any other provision of the Plan, the Committee may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the outstanding option, or substitution of new options for outstanding options, in conformity with the provisions of such Section 425(a) and the Regulations thereunder.

         11.      RESTRICTIONS ON ISSUANCE OF SHARES.

                  Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                           (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or


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                           (ii)     A no-action letter in respect of the
                  issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

                           (iii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal and state securities acts as now in force or hereafter amended.

         It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         12.      PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT
                  REGISTRATION.

                  Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will



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make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed on the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and Directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

         13.      MODIFICATION OF OUTSTANDING OPTIONS.

                  The Committee may accelerate the exercisability of an outstanding option and may authorize the modification of any outstanding option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

         14.     LOANS PROHIBITED.


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                  The Company shall not, directly or indirectly, lend money to a participant or to any person or persons entitled to exercise an option by reason of the death of a participant for the purpose of assisting him or them in the acquisition of shares covered by an option granted under the Plan.

         15.      APPROVAL OF STOCKHOLDERS.

                  The Plan shall be subject to approval by the affirmative vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting within twelve
(12) months of the adoption of the Plan by the Board and shall take effect as of the date of adoption immediately upon such approval.

         16.      TERMINATION AND AMENDMENT OF PLAN.

                  Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the earlier of the date upon which the Plan is adopted by the Board or is duly approved by the stockholders of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in
Section 10 the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 15, increase the maximum number of shares for which options may be granted under the Plan or increase the maximum number of shares for which an option may be granted to any optionee. Termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an option previously granted to him.

Adopted by the Board of Directors:   December 23, 1982
                                     -----------------------

Approved by the Stockholders:        November 9, 1983
                                     -----------------------


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                         MERCURY COMPUTER SYSTEMS, INC.

                             FOURTH AMENDMENT TO THE
                         MERCURY COMPUTER SYSTEMS, INC.
                             1982 STOCK OPTION PLAN


         The Mercury Computer Systems, Inc. 1982 Stock Option Plan (the "Plan") is hereby amended in accordance with the provisions of Section 16 of the Plan as follows:

         1. Section 7(b) of the Plan is hereby amended by inserting in the first sentence thereof after the phrase "Section 6" and before the punctuation mark ";" the following language:

                  ", but only to the extent that such payment, in whole or in part in shares of the Company's stock, would not cause the Company to recognize an expense for financial accounting purposes"

         2. Except as hereinabove provided, the Plan is hereby ratified and confirmed in all respects.

                                                MERCURY COMPUTER SYSTEMS, INC.


                                            By: /s/ Anthony J. Medaglia, Jr.
                                                --------------------------------
                                                Anthony J. Medaglia, Jr.,
                                                Clerk



ADOPTED BY THE BOARD OF DIRECTORS:  March 1, 1989
                                    ------------------



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                         MERCURY COMPUTER SYSTEMS, INC.

                             FIFTH AMENDMENT TO THE
                         MERCURY COMPUTER SYSTEMS, INC.
                             1982 STOCK OPTION PLAN


         The Mercury Computer Systems, Inc. 1982 Stock Option Plan (the "Plan") is hereby amended in accordance with the provisions of Section 16 of the Plan as follows:

         1. Section 3 of the Plan is hereby amended by striking the last sentence thereof and adding at the end thereof the following three new sentences:

                  "The Board may delegate its authority to the President of the Company to grant options under the Plan to employees of the Company other than officers and directors of the Company who are subject to Section 16(b) of the Securities and Exchange Act of 1934 on such terms and conditions as the Board may deem appropriate, including a limitation on the number of shares that may be granted by the President in the aggregate. The grant of the options by the President may be on such terms and conditions as deemed appropriate by the President to the extent so authorized by the Board, provided that the terms and conditions of the options otherwise comply with all of the provisions of the Plan. For purposes of this Plan, the term 'Committee' shall mean any of the Board, the Stock Option Committee or the President, as the case may be."

         2. Except as hereinabove provided, the Plan is hereby ratified and confirmed in all respects.

                                             MERCURY COMPUTER SYSTEMS, INC.



                                             By: /s/ Anthony J. Medaglia, Jr.
                                                 -------------------------------
                                                 Anthony J. Medaglia, Jr.
                                                 Clerk


Adopted by the Board of Directors:  April 3, 1990

Stockholder Approval Not Necessary


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